RESEARCH AND DEVELOPMENT INCENTIVES RECEIVABLES	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
RESEARCH AND DEVELOPMENT INCENTIVES RECEIVABLES

10 RESEARCH AND DEVELOPMENT INCENTIVES RECEIVABLES

	As at December 31,
€ in thousands	2017	2016	2015
Non-current research and development incentives receivable	22,081	17,642	14,517
Current research and development incentives receivable	2,449	1,879	1,238
Total	24,530	19,521	15,755

The Company has accounted for a research and development incentives receivable of €24.5 million as at December 31, 2017 following a research and development incentive scheme in Belgium under which the tax incentive can be refunded after five years if not offset against taxable basis over that period. The research and development incentives are recorded net against the relating research and development expenses in the statement of comprehensive income. The Company expects to receive this amount progressively over 6 years, starting as from accounting year 2018 onwards.